EXHIBIT 21.1

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                                        HARCOURT GENERAL, INC.

                                       SUBSIDIARIES & AFFILIATES

                           (includes Harcourt Brace, NMG and DBM companies)


                                             JURISDICTION
                                               OF
   SUBSIDIARY/AFFILIATE                      INCORPORATION   STOCKHOLDER

   1471-3184 Quebec Inc.                     Quebec          Harcourt Brace & Company Canada Ltd.

   Academic Press, Inc.                      New York        Harcourt Brace & Company

   Academic Press Limited                    England         Harcourt Brace & Company Limited (99%)
                                                             Harcourt Brace & Company (1%)

   Alison Licensing, Inc.                    Delaware        Assessment Systems, Inc.

   Assessment Systems, Inc.                  Delaware        The Psychological Corporation

   Bailliere Tindall Limited                 England         Harcourt Brace & Company Limited (99%)
                                                             Harcourt Brace & Company (1%)

   Bergdorf Goodman, Inc.                    New York        Neiman Marcus Holdings, Inc.

   Bergdorf Graphics, Inc.                   New York        Bergdorf Goodman, Inc.

   Books for Professionals, Inc.             Delaware        Harcourt Brace & Company

   Broadcasters, Inc.                        Texas           Neiman Marcus Holdings, Inc.

   C.C. Group Limited                        Hong Kong       The Neiman Marcus Group, Inc. (50%)
                                                             Contempo Casuals (50%)

   Career Care, Inc.                         Delaware        Drake Beam Morin, Inc.

   Coronado Publishers, Inc.                 Delaware        Academic Press, Inc.

   DBM Australia Limited                     Delaware        Drake Beam Morin, Inc.

   DBM de Mexico, S.A. de C.V.               Mexico          Drake Beam Morin, Inc. (99%)
                                                             DBM International, Inc. (1%)

   DBM France, S.A.                          France          Drake Beam Morin, Inc. (99%)

   DBM International, Inc.                   Delaware        Drake Beam Morin, Inc.

   DBM Training and Consulting, Inc.         Delaware        Drake Beam Morin, Inc.

[page]                                           -2-


   Devices for Learning, Inc.                Delaware        Harcourt Brace & Company

   Drake Beam Morin-Canada, Inc.             Ontario         Drake Beam Morin, Inc.

   Drake Beam Morin, Inc.                    Delaware        SIFTCO, Inc.

   Drake Beam Morin plc                      England and     Drake Beam Morin, Inc.
                                              Wales
   Educalivres Group Inc. - Group            Quebec          Harcourt Brace & Company Canada, Ltd.
    Educalivres Inc.                                         Jean-Guy Blanchette

   Emcor, Inc.                               Delaware        Harcourt General, Inc.

   Ermine Trading Corporation                California      The Neiman Marcus Group, Inc.

   Executive In Residence, Inc.              New York        Drake Beam Morin, Inc.

   Foundation for Marine Animal Husbandry,   Florida         Harcourt Brace & Company
    Inc.

   GCC Films, Inc.                           Delaware        Harcourt General, Inc.

   GMN, INC.                                 Delaware        Harcourt General, Inc.

   General Cinema Broadcasting, Inc.         Delaware        Harcourt General, Inc.

   Grune & Stratton, Inc.                    New York        Harcourt Brace & Company

   Grune & Stratton Limited                  England         Harcourt Brace & Company Limited (50%)
                                                             Harcourt Brace & Company (50%)

   HG Land Co., Inc.                         Delaware        Harcourt General, Inc.

   HGI Investment Trust                      Massachusetts   Hammond Pond Investments, Inc. (50%)
                                                             Emcor, Inc. (50%)

   HRW and WBS Canada Corporation, Inc.      New York        Harcourt Brace & Company

   HRW Distributors, Inc.                    Delaware        Harcourt Brace & Company

   Hammond Pond Investments, Inc.            Massachusetts   SIFTCO, Inc.

   Harcourt Brace & Company                  Delaware        SIFTCO, Inc.

   Harcourt Brace & Company                  Australia       Harcourt Brace & Company (99%)
     Australia Pty. Limited

   Harcourt Brace & Company Canada, Ltd.     Ontario         HRW and WBS Canada Corporation, Inc.
                                                             Dennis Ho Hing
                                                             Jean-Guy Blanchette

   Harcourt Brace & Company Limited          England         Academic Press, Inc. (99%)
                                                             Harcourt Brace & Company (1%)

   Harcourt Brace & Company New Zealand      Australia       Harcourt Brace & Company Australia
     Pty. Limited                                              Pty. Limited

   Harcourt Brace FSC, Inc.                  U.S. Virgin     Harcourt Brace & Company
                                              Islands
  [page]


                                        HARCOURT GENERAL, INC.

                                       SUBSIDIARIES & AFFILIATES
                                              (continued)


                                             JURISDICTION
                                               OF
    SUBSIDIARY/AFFILIATE                     INCORPORATION              STOCKHOLDER



   Harcourt Brace Japan, Inc.                Japan           Harcourt Brace & Company (99.17%)


   Harcourt Brace Legal and                  Delaware        SIFTCO, Inc.
     Professional Publications, Inc.

   Harcourt General Charitable Foundation,   Massachusetts   Harcourt General, Inc.
    Inc.

   Harcourt General Services, Inc.           Delaware        Harcourt General, Inc.

   Health Careers Academy                    New Jersey

   Holt, Rinehart and Winston, Inc.          Delaware        Harcourt Brace & Company

   Holt, Rinehart and Winston Limited        England         W. B. Saunders Company Limited (99%)
                                                             Harcourt Brace & Company (1%)

   Holt, Rinehart & Winston Publishing Asia  Hong Kong       Harcourt Brace & Company (99%)
    Limited                                                  Harcourt Brace & Company Australia
                                                               Pty. Limited (1%)

   Human Nature, Inc.                        Delaware        Harcourt Brace & Company (83%)

   Innovation Research, Inc.                 Delaware        Harcourt Brace & Company

   Johnson Reprint Company Limited           England         Harcourt Brace & Company Limited (99%)
                                                             Harcourt Brace & Company (1%)

   KO Corporation                            Delaware        HGI Investment Trust

   Last Call, Inc.                           New Jersey      The Neiman Marcus Group, Inc.

   Lauriate Canada Inc.                      Ontario         HRW and WBS Canada Corporation, Inc.

   Learned & Tested, Inc., The Education     Delaware        Harcourt Brace & Company
    Company

   Louisiana CPR Review, Inc.                Delaware        Miller Comprehensive CPA Review, Inc.

   MSRD, Inc.                                New York        The Psychological Corporation

   Miller Accounting Publications, Inc.      Delaware        Harcourt Brace & Company

   Miller Comprehensive CPA Review, Inc.     Delaware        Legal and Professional Publications, Inc.

[page]                                            --


                                        HARCOURT GENERAL, INC.

                                       SUBSIDIARIES & AFFILIATES
                                              (continued)


                                             JURISDICTION
                                               OF
    SUBSIDIARY/AFFILIATE                     INCORPORATION              STOCKHOLDER




   NM Direct de Mexico, S.A.  de C.V.        Mexico          The Neiman Marcus Group, Inc. (99%)
                                                             Neiman Marcus Holdings, Inc. (1%)

   Neiman Marcus Holdings, Inc.              California      The Neiman Marcus Group, Inc.


   Neiman Marcus Holiday Express, Inc.       Delaware        The Neiman Marcus Group, Inc.

   Neiman Marcus Funding Corporation         Delaware        The Neiman Marcus Group, Inc.

   Pastille By Mail, Inc.                    Delaware        The Neiman Marcus Group, Inc.

   SIFTCO, Inc.                              Massachusetts   Harcourt General, Inc.

   T & A D Poyser Limited                    England         Harcourt Brace & Company Limited (50%)
                                                             Harcourt Brace & Company (50%)

   The Marine Research Center at Sea World,  Florida
     Inc.

   The Neiman Marcus Group, Inc.             Delaware        Harcourt General, Inc. (65%)

   The Psychological Corporation             New York        Harcourt Brace & Company

   The Psychological Corporation Limited     England         Harcourt Brace & Company Limited (99%)
                                                             Harcourt Brace & Company (1%)

   W. B. Saunders Company                    Delaware        Harcourt Brace & Company

   W. B. Saunders Company Limited            England         Harcourt Brace & Company Limited (99%)
                                                             Harcourt Brace & Company (1%)





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